UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason ClearBridge

Equity Income Builder Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s principal objective is to provide a high level of current income. The Fund’s secondary objective is long-term capital appreciation.

Fund name change

Prior to December 7, 2009, the Fund was known as Legg Mason ClearBridge Capital and Income Fund and was managed in accordance with a different investment objective, investment policies and strategies.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason ClearBridge Equity Income Builder Fund	I

Letter from the chairman continued

One area that remained weak — and could hamper the magnitude of economic recovery — was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008 — a historic low — the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the twelve-month reporting period. Stock prices fell during the first two months of the reporting period, due to the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during nine of the last ten months of the year. From its March trough through the end of December, the Index gained approximately 67%, its fastest rebound since 1933. The market’s rally was attributed to a number of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 26.46% over the twelve-month reporting period ended December 31, 2009, its best calendar year since 2003.

Turning to the bond market, both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period,

II	Legg Mason ClearBridge Equity Income Builder Fund

driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvii returned 5.93%.

Special shareholder notices

On December 7, 2009, the Fund’s investment objective, policies and strategies, along with its name, performance benchmarks and distribution policies changed. Additionally, effective December 7, 2009, Harry D. Cohen, Peter Vanderlee, CFA, and Michael Clarfeld, CFA, portfolio managers from ClearBridge Advisors, LLC, assumed responsibility for the day-to-day management of the Fund’s fixed-income investments. They continue to be responsible for the allocation of the Fund’s assets and the day-to-day management of the Fund’s equity investments. Please see the prospectus for more details.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Legg Mason ClearBridge Equity Income Builder Fund	III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Legg Mason ClearBridge Equity Income Builder Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary objective is to provide a high level of current income with a secondary investment objective of long-term capital appreciation. We believe that high-quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. Our investment philosophy tends to focus on identifying companies that demonstrate industry leadership or that are improving their competitive position through innovation. With respect to dividend-paying equity securities, our main focus is on the current yield of the security, with dividend growth over time being secondary.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics. A significant portion of the Fund’s portfolio consists of equity securities that pay dividends. Equity securities include exchange-traded and over-the-counter common stocks, preferred stocks, warrants, rights and debt securities convertible into equity securities. The Fund may also invest in real estate investment trusts (“REITs”)i. Further, the Fund may invest in fixed-income securities of any quality (subject to a limit of 20% of the Fund’s net assets) when we believe such securities provide attractive income opportunities. While the Fund mainly invests in equity securities that pay a dividend, its flexible mandate provides us with an extended set of investment opportunities to help generate current income.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period began during the worst financial crisis since the Great Depression and included a major and historic disruption of the global stock and credit markets, record job losses, a Federal Reserve Board (“Fed”)ii and U.S. Department of the Treasury thrust into the spotlight of national politics and a significant reshaping of the financial services industry. It ended amidst a record-setting stock market rally and an economy that had, at least technically, emerged from the so-called “Great Recession” that began in December of 2007.

The domestic stock market was already in turmoil before the past fiscal year began, following the initial bursting of the housing market bubble in 2007 and the subsequent credit and liquidity crises that culminated in the collapse and/or distressed acquisitions of several major financial services companies, including the failure of the prominent investment bank Lehman Brothers in the largest bankruptcy filing in U.S. history. The stock market suffered a series of record-breaking declines and lows before the start of

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	1

Fund overview continued

the reporting period, eventually setting what many now consider to be a durable bottom and a “generational” low in early March of 2009, after the new year and the reporting period had begun.

The powerful and sustained stock market rally following the March lows generated returns for the broad S&P 500 Indexiii of over 67% from the March 9th bottom through the end of December, with the blue-chip Dow Jones Industrial Averageiv rising over 63% from its twelve-year low in March and the NASDAQ Composite Indexv gaining over 80% for the same period.

A resumption of U.S. gross domestic product (“GDP”)vi growth in the third quarter indicated that the economy had technically emerged from the Great Recession, but mixed or disappointing data for other key economic indicators, including the highest unemployment rate since 1983, and concerns about the fate of the recovery once the government’s stimulus begins to slow and the loose interest rate environment begins to tighten, left many in the market with concerns about inflation and doubts about both the future strength of the overall economic recovery and the continued viability of the present bull market.

In terms of the bond market, over the course of the reporting period, U.S. Treasury yields moved higher (and their prices lower), whereas the spread sectors (non-Treasuries) generally performed well. Treasury yields rose during the period, as economic data was generally better than anticipated and expectations for inflation increased. The spread sectors benefited from improving credit conditions, encouraging economic data and increased investor risk appetite. Also supporting the spread sectors was strong demand from investors seeking incremental yields, given the low rates available from short-term fixed income securities.

Q. How did we respond to these changing market conditions?

A. We were cautious at the start of the reporting period, a result of the significant disruption that was taking place in the capital markets. We invested in a deliberate, disciplined and measured way and exercised caution in deploying fresh capital, only gradually increasing our exposure to equities when we believed prices were favorable.

We turned very bullish in February and March as we believed the market was washed out. The climactic selling over the prior winter, caused by fears for the financial system, had created bargains. Bargains were prevalent in common stocks, preferred securities and convertible securities. In the preferred space, we saw attractive yield opportunities as a result of depressed prices. We capitalized on similar opportunities in the area of convertible securities. Also during this time, we became more aggressive in deploying capital toward common stocks where dividend yields were high as a result of depressed stock prices. Given the fragile state of the entire

2	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

country, we took a conservative approach and chose to emphasize higher-quality stocks when we took cash off the sidelines. Over the course of the reporting period, we capitalized on the strong rally in the fixed-income market and significantly reduced our exposure in this area.

During the reporting period, in the fixed-income component of the portfolio, we utilized Eurodollar futures/options and Treasury futures/options to manage the portfolio’s durationvii and yield curveviii exposure. Interest rate swaps were used to manage our interest rate exposure throughout the yield curve. We also utilized credit default swaps to manage the portfolio’s investment grade bond exposure. We employed Euro-bund futures to manage our yield curve exposure in Germany and LIBORix futures to manage our interest rate exposure in Great Britain.

In the equity component of the portfolio, currency contracts were used to hedge our non-U.S. dollar security exposure and we employed several puts tied to the S&P 500 Index in an effort to help manage the portfolio’s risk profile.

At the end of the reporting period, all derivative contracts had been unwound. Overall, the use of these fixed-income and equity derivative instruments detracted from performance for the period.

Performance review

For the twelve months ended December 31, 2009, Class A shares of Legg Mason ClearBridge Equity Income Builder Fund*, excluding sales charges, returned 24.77%. The Fund’s new unmanaged benchmark, the Russell 3000 Value Indexx, and its former unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Indexxi, returned 19.76%, 26.46% and 5.93%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 25.28% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 649 funds in the Fund’s Lipper category, and excluding sales charges.

*	Prior to December 7, 2009, the Fund was known as Legg Mason ClearBridge Capital and Income Fund and was managed in accordance with a different investment objective, investment policies and strategies.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	3

Fund overview continued

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Legg Mason ClearBridge Equity Income Builder Fund:
Class A	14.94%	24.77%
Class B	14.60%	23.88%
Class C	14.55%	23.75%
Class I	15.08%	25.13%
Russell 3000 Value Index	23.53%	19.76%
S&P 500 Index	22.59%	26.46%
Barclays Capital U.S. Aggregate Index	3.95%	5.93%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	17.56%	25.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated April 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.14%, 1.72%, 1.92% and 0.83%, respectively.
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in all ten equity market sectors during the reporting period, with the greatest contributions to returns coming from the Information Technology (“IT”) and Energy sectors and the smallest from the Telecommunication Services (“Telecom”) and Utilities sectors.

Relative to the Russell 3000 Value Index, the Fund’s overall stock selection and overall sector allocation both contributed to performance, with stock

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 665 funds for the six-month period and among the 649 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges

4	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

selection accounting for the majority of the difference. In particular, stock selection in the Energy, Industrials, Health Care, Consumer Discretionary, Utilities, Telecom and Consumer Staples sectors all contributed positively to performance when compared with the benchmark. The Fund’s overweights to the IT and Materials sectors also helped relative performance, as did its underweights to the Financials, Utilities, Health Care and Telecom sectors.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in McDermott International Inc. in the Industrials sector, Microsoft Corp. in the IT sector, Freeport-McMoRan Copper & Gold Inc. in the Materials sector, National-Oilwell Varco Inc. in the Energy sector and Invesco Ltd. in the Financials sector.

In the fixed-income portion of the portfolio, the largest contributor to results was our overweight exposure to the high-yield sector. Significant contributors to performance included Health Care company HCA Inc. and Metals & Mining company Ryerson Inc. Our overweight exposure to investment grade bonds was also rewarded. In particular, our Industrials and Financials holdings boosted the Fund’s returns. Within the investment grade bond space, Japanese Commercial Banks Resona Preferred Global Securities Cayman Ltd. and Shinsei Finance Cayman Ltd., Metals & Mining company Freeport-McMoRan Copper & Gold Inc. and Food and Staples Retailer CVS Caremark Corp. were strong performers. Our overweight to non-agency mortgage-backed securities (“MBS”) was another meaningful contributor to performance.

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Financials, IT and Materials sectors detracted from relative performance, as did an underweight to the Consumer Discretionary sector and overweights to the Industrials and Consumer Staples sectors.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Crosstex Energy Inc. in the Energy sector, Assa Abloy AB, General Electric Co. and Covanta Holding Corp., all in the Industrials sector, and Wells Fargo & Co. in the Financials sector.

In the fixed-income portion of the portfolio, our underweight to agency MBS detracted from relative performance as the asset class generated strong results, aided by the government’s ongoing purchase of these securities. The Fund’s cash position was also a drag on performance given the extremely low yields available from short-term money market instruments.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	5

Fund overview continued

Q. Were there any significant changes to the Fund during the reporting period?

A. On December 7, 2009, Legg Mason ClearBridge Equity Income Builder Fund was reorganized with and into Legg Mason ClearBridge Capital and Income Fund, and the Capital and Income Fund’s investment objective, policies and strategies, along with its name, performance benchmarks and distribution policies changed.

The reorganized Fund has been renamed Legg Mason ClearBridge Equity Income Builder Fund and, like the former Equity Income Builder Fund, emphasizes investments in companies that the portfolio managers believe possess sound or improving balance sheets, and strong free cash flows combined with attractive business models. The portfolio managers believe that these high-quality companies coupled with attractive dividend profiles can be good candidates for long-term investment.

The Fund’s portfolio management team consists of lead managers Harry D. “Hersh” Cohen, Peter Vanderlee, CFA, and Michael Clarfeld, CFA, all of ClearBridge Advisors, LLC. Hersh Cohen and Peter Vanderlee co-managed Legg Mason ClearBridge Equity Income Builder Fund prior to the reorganization. The three portfolio managers form a highly experienced management team and bring a disciplined investment management approach to the Fund. The team collectively brings with them over sixty years of investment industry experience. Western Asset Management Company, previously responsible for the fixed-income component of the Legg Mason ClearBridge Capital and Income Fund, is no longer part of the management team of the Fund, effective December 7, 2009.

In order to implement the changes made to the Fund’s investment objective, policies and strategies in December, the portfolio managers significantly increased the Fund’s allocation to equities that they believe offer more attractive dividend profiles and significantly reduced the Fund’s allocation to fixed income securities and equities that either pay no dividends or that they believe have less attractive dividend profiles. These portfolio transactions increased portfolio turnover for the reporting period.

The new unmanaged benchmark for the Fund is the Russell 3000 Value Index, as it was for the former Equity Income Builder Fund. The unmanaged benchmark indices for the Capital and Income Fund formerly consisted of the S&P 500 Index and the Barclays Capital U.S. Aggregate Index.

Under a new dividend policy, the Fund will generally pay dividends from income quarterly, which may include short-term capital gains. The Fund will continue to make long-term capital gain distributions, if any, typically once or twice a year, and may pay additional distributions and dividends at other

6	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

times, if necessary, for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income.

Thank you for your investment in Legg Mason ClearBridge Equity Income Builder Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA Portfolio Manager ClearBridge Advisors, LLC	Harry D. “Hersh” Cohen Portfolio Manager ClearBridge Advisors, LLC	Peter Vanderlee, CFA Portfolio Manager ClearBridge Advisors, LLC

January 19, 2010

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	7

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: H.J. Heinz Co. (3.6%), Kimberly- Clark Corp. (3.6%), Procter & Gamble Co. (3.5%), Total SA, ADR (3.4%), Waste Management Inc. (3.2%), BP PLC, ADR (3.2%), Verizon Communications Inc. (3.1%), Johnson & Johnson (3.1%), McDonald’s Corp. (3.1%) and Microsoft Corp. (2.3%). Please refer to pages 14 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Consumer Staples (16.7%), Energy (12.3%), Utilities (11.5%), Consumer Discretionary (10.0%) and Financials (9.5%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. REITs are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks. Investments in fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Dividends are not guaranteed, and a company may reduce or eliminate its dividend at any time. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

[v]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ix

The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (“ARMs”).

[x]

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

xi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

8	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	14.94%	$1,000.00	$1,149.40	1.17%	$6.34
Class B	14.60	1,000.00	1,146.00	1.85	10.01
Class C	14.55	1,000.00	1,145.50	1.88	10.17
Class I	15.08	1,000.00	1,150.80	1.01	5.48

[1]	For the six months ended December 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN [1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.31	1.17%	$5.96
Class B	5.00	1,000.00	1,015.88	1.85	9.40
Class C	5.00	1,000.00	1,015.73	1.88	9.55
Class I	5.00	1,000.00	1,020.11	1.01	5.14

[1]	For the six months ended December 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	11

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/09	24.77%	23.88%	23.75%	25.13%
Five Years Ended 12/31/09	0.52	-0.06	-0.24	0.85
Ten Years Ended 12/31/09	3.16	2.73	2.37	3.53

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 12/31/09	17.64%	18.88%	22.75%	25.13%
Five Years Ended 12/31/09	-0.66	-0.20	-0.24	0.85
Ten Years Ended 12/31/09	2.55	2.73	2.37	3.53

CUMULATIVE TOTAL RETURNS[1]

WITHOUT SALES CHARGES[2]
Class A (12/31/99 through 12/31/09)	36.53%
Class B (12/31/99 through 12/31/09)	30.90
Class C (12/31/99 through 12/31/09)	26.37
Class I (12/31/99 through 12/31/09)	41.42

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred; Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

12	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON CLEARBRIDGE EQUITY
INCOME BUILDER FUND VS. RUSSELL 3000 VALUE INDEX, S&P 500 INDEX AND BARCLAYS CAPITAL
U.S. AGGREGATE INDEX† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason ClearBridge Equity Income Builder Fund on December 31, 1999, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 7, 2009, the Fund’s benchmarks changed from the S&P 500 Index and Barclays Capital U.S. Aggregate Index to the Russell 3000 Value Index. The benchmarks were changed to better reflect the composition of the Fund’s holdings.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment, which will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	13

Schedule of investments

December 31, 2009

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 82.4%
CONSUMER DISCRETIONARY — 9.9%
	Hotels, Restaurants & Leisure — 3.1%
904,000	McDonald’s Corp.	$56,445,760
	Media — 5.2%
83,172	Charter Communications Inc.(a)	2,952,606
3,426,000	Reed Elsevier PLC(a)	28,133,520
1,160,000	Thomson Corp.	37,410,000
950,000	Vivendi Universal SA(a)	28,045,602
	Total Media	96,541,728
	Specialty Retail — 1.6%
1,031,700	Home Depot Inc.	29,847,081
	TOTAL CONSUMER DISCRETIONARY	182,834,569
CONSUMER STAPLES — 15.7%
	Beverages — 1.6%
485,110	PepsiCo Inc.	29,494,688
	Food & Staples Retailing — 2.1%
28,868	FHC Delaware Inc.(a)(b)*	0
707,510	Wal-Mart Stores Inc.	37,816,410
	Total Food & Staples Retailing	37,816,410
	Food Products — 4.8%
1,568,000	H.J. Heinz Co.	67,047,680
800,850	Kraft Foods Inc., Class A Shares	21,767,103
	Total Food Products	88,814,783
	Household Products — 7.2%
1,046,000	Kimberly-Clark Corp.	66,640,660
1,076,500	Procter & Gamble Co.	65,268,195
	Total Household Products	131,908,855
	TOTAL CONSUMER STAPLES	288,034,736
ENERGY — 9.3%
	Energy Equipment & Services — 0.5%
94,319	Diamond Offshore Drilling Inc.	9,282,876
	Oil, Gas & Consumable Fuels — 8.8%
1,022,000	BP PLC, ADR	59,245,340
1,800	BP Prudhoe Bay Royalty Trust	149,040
1,981,620	Spectra Energy Corp.	40,643,026
969,490	Total SA, ADR	62,086,140
	Total Oil, Gas & Consumable Fuels	162,123,546
	TOTAL ENERGY	171,406,422

See Notes to Financial Statements.

14	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND
SHARES	SECURITY	VALUE

FINANCIALS — 8.7%
	Insurance — 4.0%
642,600	Chubb Corp.	$31,603,068
855,330	Travelers Cos. Inc.	42,646,754
	Total Insurance	74,249,822
	Real Estate Investment Trusts (REITs) — 2.0%
1,005,700	Annaly Capital Management Inc.	17,448,895
4,690,000	Chimera Investment Corp.	18,197,200
	Total Real Estate Investment Trusts (REITs)	35,646,095
	Thrifts & Mortgage Finance — 2.7%
1,500,000	New York Community Bancorp Inc.	21,765,000
1,651,000	People’s United Financial Inc.	27,571,700
	Total Thrifts & Mortgage Finance	49,336,700
	TOTAL FINANCIALS	159,232,617
HEALTH CARE — 7.6%
	Pharmaceuticals — 7.6%
1,075,000	Bristol-Myers Squibb Co.	27,143,750
425,500	GlaxoSmithKline PLC, ADR	17,977,375
881,500	Johnson & Johnson	56,777,415
539,440	Novartis AG, ADR	29,361,719
492,000	Pfizer Inc.	8,949,480
	TOTAL HEALTH CARE	140,209,739
INDUSTRIALS — 9.1%
	Aerospace & Defense — 2.1%
7,500	Honeywell International Inc.	294,000
509,000	Lockheed Martin Corp.	38,353,150
	Total Aerospace & Defense	38,647,150
	Air Freight & Logistics — 0.0%
6,000	United Parcel Service Inc., Class B Shares	344,220
	Commercial Services & Supplies — 3.2%
1,754,000	Waste Management Inc.	59,302,740
	Industrial Conglomerates — 3.3%
245,080	3M Co.	20,260,764
581,630	United Technologies Corp.	40,370,938
	Total Industrial Conglomerates	60,631,702
	Marine — 0.5%
261,999	Alexander & Baldwin Inc.	8,968,226
	TOTAL INDUSTRIALS	167,894,038

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	15

Schedule of investments continued

December 31, 2009

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND
SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 6.1%
	IT Services — 2.7%
691,500	Automatic Data Processing Inc.	$29,610,030
624,580	Paychex Inc.	19,137,131
	Total IT Services	48,747,161
	Semiconductors & Semiconductor Equipment — 1.1%
8,500	Linear Technology Corp.	259,590
697,510	Microchip Technology Inc.	20,269,641
	Total Semiconductors & Semiconductor Equipment	20,529,231
	Software — 2.3%
1,401,890	Microsoft Corp.	42,743,626
	TOTAL INFORMATION TECHNOLOGY	112,020,018
MATERIALS — 1.9%
	Chemicals — 1.9%
798,500	E.I. du Pont de Nemours & Co.	26,885,495
152,500	PPG Industries Inc.	8,927,350
	TOTAL MATERIALS	35,812,845
TELECOMMUNICATION SERVICES — 5.7%
	Diversified Telecommunication Services — 5.7%
1,380,000	AT&T Inc.	38,681,400
1,720,000	Verizon Communications Inc.	56,983,600
790,900	Windstream Corp.	8,691,991
	TOTAL TELECOMMUNICATION SERVICES	104,356,991
UTILITIES — 8.4%
	Electric Utilities — 6.2%
1,128,000	American Electric Power Co. Inc.	39,243,120
1,166,800	Duke Energy Corp.	20,080,628
357,090	Exelon Corp.	17,450,988
925,000	Progress Energy Inc.	37,934,250
	Total Electric Utilities	114,708,986
	Multi-Utilities — 2.2%
2,777,000	CenterPoint Energy Inc.	40,294,270
	TOTAL UTILITIES	155,003,256
	TOTAL COMMON STOCKS (Cost — $1,404,960,855)	1,516,805,231
CONVERTIBLE PREFERRED STOCKS — 3.9%
ENERGY — 1.9%
	Oil, Gas & Consumable Fuels — 1.9%
38,696	El Paso Corp., 4.990%	34,981,184
MATERIALS — 0.1%
	Chemicals — 0.1%
23,972	Celanese Corp., 4.250%	978,537

See Notes to Financial Statements.

16	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND
SHARES	SECURITY	VALUE

UTILITIES — 1.9%
	Electric Utilities — 1.9%
700,000	FPL Group Inc., 8.375% due 6/1/12	$36,393,000
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $67,050,628)	72,352,721
PREFERRED STOCK — 1.2%
UTILITIES — 1.2%
	Electric Utilities — 1.2%
322,100	Great Plains Energy Inc., 12.000% (Cost — $20,980,419)	21,258,600
FACE AMOUNT

ASSET-BACKED SECURITIES — 0.0%
FINANCIALS — 0.0%
	Diversified Financial Services — 0.0%
$2,750,745	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(a)(b)(c)	0
	Home Equity — 0.0%
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(b)(c)(d)	35
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33(b)(c)(d)	2
35,690	5.500% due 3/27/34(b)(c)(d)	0
	Total Home Equity	37
	TOTAL ASSET-BACKED SECURITIES (Cost — $3,226,776)	37
CORPORATE BONDS & NOTES — 3.0%
CONSUMER DISCRETIONARY — 0.1%
	Media — 0.1%
1,620,530	CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16(d)	1,900,070
CONSUMER STAPLES — 1.0%
	Food & Staples Retailing — 1.0%
20,500,000	CVS Caremark Corp., Subordinated Bonds, 6.302% due 6/1/37(e)	17,690,680
ENERGY — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
23,000,000	Southern Union Co., Junior Subordinated Notes, 7.200% due 11/1/66(e)	19,780,000
FINANCIALS — 0.8%
	Commercial Banks — 0.1%
2,270,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(f)	2,440,250

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	17

Schedule of investments continued

December 31, 2009

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND
FACE AMOUNT	SECURITY	VALUE

FINANCIALS — 0.8% continued
	Consumer Finance — 0.2%
$3,730,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(e)	$3,375,650
	Diversified Financial Services — 0.4%
6,598,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(f)	6,827,835
	Insurance — 0.1%
130,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	115,700
2,767,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(e)	2,524,248
	Total Insurance	2,639,948
	TOTAL FINANCIALS	15,283,683
INDUSTRIALS — 0.0%
	Aerospace & Defense — 0.0%
5,465	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(a)(b)(c)	0
TELECOMMUNICATION SERVICES — 0.0%
	Diversified Telecommunication Services — 0.0%
455,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(a)(b)(c)†	0
	TOTAL CORPORATE BONDS & NOTES (Cost — $53,740,525)	54,654,433
CONVERTIBLE BONDS & NOTES — 1.6%
INFORMATION TECHNOLOGY — 1.6%
	Internet Software & Services — 1.6%
33,000,000	VeriSign Inc., 3.250% due 8/15/37 (Cost — $25,365,170)	29,493,750
WARRANTS
WARRANTS — 0.0%
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(b)(d)* (Cost — $35,917)	0
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $1,575,360,290)	1,694,564,772

See Notes to Financial Statements.

18	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND
FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENT — 7.8%
	Repurchase Agreement — 7.8%
$144,318,000	Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/09 with RBS Securities Inc., 0.010% due 1/4/10; Proceeds at maturity — $144,318,160; (Fully collateralized by various U.S. government agency obligations, 0.500% to 5.750% due 6/15/10 to 6/15/37; Market value —$147,204,790) (Cost — $144,318,000)	$144,318,000
	TOTAL INVESTMENTS — 99.9% (Cost — $1,719,678,290#)	1,838,882,772
	Other Assets in Excess of Liabilities — 0.1%	1,433,531
	TOTAL NET ASSETS — 100.0%	$1,840,316,303

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	The coupon payment on these securities is currently in default as of December 31, 2009.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.

(f)	Security has no maturity date. The date shown represents the next call date.

†	Subsequent to the reporting period, the principal for this security is currently in default.

#	Aggregate cost for federal income tax purposes is $1,719,859,582.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	19

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $1,719,678,290)	$1,838,882,772
Foreign currency, at value (Cost — $2)	2
Cash	497
Dividends and interest receivable	6,857,188
Receivable for Fund shares sold	3,163,874
Receivable for securities sold	670,524
Prepaid expenses	100,042
Total Assets	1,849,674,899
LIABILITIES:
Payable for Fund shares repurchased	5,125,862
Payable for securities purchased	1,353,861
Investment management fee payable	1,151,938
Distribution fees payable	636,691
Trustees’ fees payable	102,168
Accrued expenses and other liabilities	988,076
Total Liabilities	9,358,596
TOTAL NET ASSETS	$1,840,316,303
NET ASSETS:
Par value (Note 7)	$1,564
Paid-in capital in excess of par value	2,603,561,514
Undistributed net investment income	6,086,659
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(888,537,916)
Net unrealized appreciation on investments	119,204,482
TOTAL NET ASSETS	$1,840,316,303
Shares Outstanding:
Class A	116,846,728
Class B	17,972,514
Class C	20,892,161
Class I	725,204
Net Asset Value:
Class A (and redemption price)	$11.80
Class B*	$11.63
Class C*	$11.67
Class I (and redemption price)	$12.03
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.52

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Statement of operations

For the Year Ended December 31, 2009

INVESTMENT INCOME:
Dividends	$36,764,714
Interest	30,728,549
Less: Foreign taxes withheld	(828,246)
Total Investment Income	66,665,017
EXPENSES:
Investment management fee (Note 2)	12,467,491
Distribution fees (Notes 2 and 5)	6,932,799
Transfer agent fees (Note 5)	2,882,377
Shareholder reports (Note 5)	220,582
Legal fees	182,402
Trustees’ fees	159,511
Registration fees	97,871
Restructuring and reorganization fees	75,728
Audit and tax	54,811
Insurance	38,706
Custody fees	18,654
Miscellaneous expenses	20,088
Total Expenses	23,151,020
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(210)
Compensating balance agreements (Note 1)	(615)
Net Expenses	23,150,195
NET INVESTMENT INCOME	43,514,822
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(523,388,532)
Futures contracts	6,974,127
Written options	(25,099,191)
Swap contracts	1,043,824
Foreign currency transactions	(1,570,125)
Net Realized Loss	(542,039,897)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	873,919,634
Futures contracts	(8,482,691)
Written options	223,471
Swap contracts	(449,533)
Foreign currencies	(615,559)
Change in Net Unrealized Appreciation/Depreciation	864,595,322
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	322,555,425
INCREASE IN NET ASSETS FROM OPERATIONS	$366,070,247

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	21

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:
Net investment income	$43,514,822	$52,592,785
Net realized loss	(542,039,897)	(317,858,445)
Change in net unrealized appreciation/depreciation	864,595,322	(804,381,560)
Increase (Decrease) in Net Assets From Operations	366,070,247	(1,069,647,220)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(72,816,381)	(14,495,422)
Net realized gains	—	(87,748,614)
Decrease in Net Assets From Distributions to Shareholders	(72,816,381)	(102,244,036)
FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	122,877,962	210,814,219
Reinvestment of distributions	70,605,815	93,933,116
Cost of shares repurchased	(458,876,649)	(735,064,687)
Net assets of shares issued in connection with merger (Note 8)	88,718,708	—
Decrease in Net Assets From Fund Share Transactions	(176,674,164)	(430,317,352)
INCREASE (DECREASE) IN NET ASSETS	116,579,702	(1,602,208,608)
NET ASSETS:
Beginning of year	1,723,736,601	3,325,945,209
End of year*	$1,840,316,303	$1,723,736,601
* Includes undistributed net investment income of:	$6,086,659	$37,562,696

See Notes to Financial Statements.

22	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$9.91	$16.03	$17.06	$17.12	$16.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.29	0.30	0.26	0.48	0.53
Net realized and unrealized gain (loss)	2.08	(5.88)	0.88	1.45	0.62
Total income (loss) from operations	2.37	(5.58)	1.14	1.93	1.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.48)	(0.09)	(0.26)	(0.48)	(0.53)
Net realized gains	—	(0.45)	(1.91)	(1.51)	—
Total distributions	(0.48)	(0.54)	(2.17)	(1.99)	(0.53)
NET ASSET VALUE, END OF YEAR	$11.80	$9.91	$16.03	$17.06	$17.12
Total return[2]	24.77%	(35.59)%	6.77%	11.69%[3]	7.11%
NET ASSETS, END OF YEAR (MILLIONS)	$1,378	$1,248	$2,300	$2,295	$1,602
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.19%[4]	1.12%	1.07%	1.09%[4]	1.13%
Gross expenses, excluding dividend expense	1.19 [4]	1.10	1.07	1.09 [4]	1.13
Net expenses	1.19 [4,5]	1.12 [5]	1.07	1.08 [4,6]	1.13
Net expenses, excluding dividend expense	1.19 [4,5]	1.10 [5]	1.07	1.08 [4,6]	1.13
Net investment income	2.77	2.19	1.50	2.77	3.17
PORTFOLIO TURNOVER RATE	142%[7]	147%[7]	189%[8]	175%[7]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.18% for year ended December 31, 2009 and 1.08% and 1.07% for year ended December 31, 2006, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[8]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$9.75	$15.84	$16.91	$16.99	$16.38
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.22	0.22	0.16	0.39	0.43
Net realized and unrealized gain (loss)	2.05	(5.79)	0.87	1.43	0.63
Total income (loss) from operations	2.27	(5.57)	1.03	1.82	1.06
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.07)	(0.19)	(0.39)	(0.45)
Net realized gains	—	(0.45)	(1.91)	(1.51)	—
Total distributions	(0.39)	(0.52)	(2.10)	(1.90)	(0.45)
NET ASSET VALUE, END OF YEAR	$11.63	$9.75	$15.84	$16.91	$16.99
Total return[2]	23.88%	(35.96)%	6.16%	11.03%[3]	6.60%
NET ASSETS, END OF YEAR (MILLIONS)	$209	$236	$512	$601	$599
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.85%[4]	1.70%	1.64%	1.65%[4]	1.66%
Gross expenses, excluding dividend expense	1.85%[4]	1.68%	1.64%	1.65%[4]	1.66%
Net expenses	1.85 [4,5]	1.70 [5]	1.64	1.64 [4,6]	1.66
Net expenses, excluding dividend expense	1.85 [4,5]	1.68 [5]	1.64	1.64 [4,6]	1.66
Net investment income	2.11	1.58	0.93	2.23	2.63
PORTFOLIO TURNOVER RATE	142%[7]	147%[7]	189%[8]	175%[7]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.85% for the year ended December 31, 2009 and 1.64% and 1.63% for the year ended December 31, 2006, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[8]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$9.76	$15.88	$16.96	$17.02	$16.42
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.21	0.19	0.13	0.35	0.39
Net realized and unrealized gain (loss)	2.05	(5.80)	0.87	1.45	0.62
Total income (loss) from operations	2.26	(5.61)	1.00	1.80	1.01
LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.06)	(0.17)	(0.35)	(0.41)
Net realized gains	—	(0.45)	(1.91)	(1.51)	—
Total distributions	(0.35)	(0.51)	(2.08)	(1.86)	(0.41)
NET ASSET VALUE, END OF YEAR	$11.67	$9.76	$15.88	$16.96	$17.02
Total return[2]	23.75%	(36.09)%	5.98%	10.91%[3]	6.29%
NET ASSETS, END OF YEAR (MILLIONS)	$244	$236	$506	$513	$445
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.96%[4]	1.90%	1.82%	1.86%[4]	1.93%
Gross expenses, excluding dividend expense	1.96 [4]	1.88	1.82	1.86	1.93
Net expenses	1.96 [4,5]	1.88 [5,6,7]	1.80 [6,7]	1.83 [4,6]	1.93
Net expenses, excluding dividend expense	1.96 [4,5]	1.86 [5,6,7]	1.80	1.83	1.93
Net investment income	2.00	1.41	0.78	2.02	2.37
PORTFOLIO TURNOVER RATE	142%[8]	147%[8]	189%[9]	175%[8]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 1.96% for the year ended December 31, 2009, and 1.84% and 1.82% for the year ended December 31, 2006, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 1.79% for Class C shares until May 1, 2008.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[9]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:
CLASS I SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.12	$16.32	$17.33	$17.37	$16.72
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.32	0.35	0.33	0.56	0.59
Net realized and unrealized gain (loss)	2.13	(6.00)	0.89	1.45	0.64
Total income (loss) from operations	2.45	(5.65)	1.22	2.01	1.23
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.10)	(0.32)	(0.54)	(0.58)
Net realized gains	—	(0.45)	(1.91)	(1.51)	—
Total distributions	(0.54)	(0.55)	(2.23)	(2.05)	(0.58)
NET ASSET VALUE, END OF YEAR	$12.03	$10.12	$16.32	$17.33	$17.37
Total return[2]	25.13%	(35.37)%	7.13%	12.01%[3]	7.53%
NET ASSETS, END OF YEAR (MILLIONS)	$9	$4	$8	$2	$3
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.94%[4]	0.81%	0.77%	0.78%[4]	0.79%
Gross expenses, excluding dividend expense	0.94 [4]	0.79	0.77	0.78 [4]	0.79
Net expenses	0.93 [4,5,6,7]	0.78 [5,6,8]	0.74 [6,8]	0.77 [4,6]	0.79
Net expenses, excluding dividend expense	0.93 [4,5,6,7]	0.76 [5,6,8]	0.74 [6,8]	0.77 [4,6]	0.79
Net investment income	3.00	2.54	1.85	3.12	3.50
PORTFOLIO TURNOVER RATE	142%[9]	147%[9]	189%[10]	175%[9]	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have both been 0.93% for the year ended December 31, 2009, and 0.77 % and 0.76% for the year ended December 31, 2006, respectively.

[5]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation, effective September 18, 2009, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.10% until December 31, 2011.

[8]

Effective March 16, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total operating expenses to 0.74% until May 1, 2008.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150%, 164% and 185% for the years ended December 31, 2009, 2008 and 2006, respectively.

[10]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate would have been 166% for the year ended December 31, 2007.

See Notes to Financial Statements.

26	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Equity Income Builder Fund (formerly Legg Mason Partners Capital and Income Fund) (the “Fund”), is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	27

Notes to financial statements continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$1,457,673,503	$59,131,728	$0	$1,516,805,231
Convertible preferred stocks	978,537	71,374,184	—	72,352,721
Preferred stock	21,258,600	—	—	21,258,600
Asset-backed securities	—	2	35	37
Corporate bonds & notes	—	54,654,433	0	54,654,433
Convertible bonds & notes	—	29,493,750	—	29,493,750
Warrants	—	—	0	0
Total long-term investments	$1,479,910,640	$214,654,097	$35	$1,694,564,772
Short-term investment†	—	144,318,000	—	144,318,000
Total investments	$1,479,910,640	$358,972,097	$35	$1,838,882,772

†	See Schedule of Investments for additional detailed categorizations.

28	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COMMON STOCKS	PREFERRED STOCKS	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	WARRANTS	TOTAL
Balance as of December 31, 2008	$2	$0	$1,124,671	$0	$0	$1,124,673
Accrued premiums/discounts	—	0	7,260	228	—	7,488
Realized gain/(loss)[1]	(948,266)	(115)	(447,616)	0	(158,491)	(1,554,488)
Change in unrealized appreciation (depreciation)[2]	948,264	115	710,436	(228)	158,491	1,817,078
Net purchases (sales)	0	0	(1,394,751)	0	0	(1,394,751)
Net transfers in and/or out of Level 3	—	—	—	35	—	35
Balance as of December 31, 2009	$0	$—	$0	$35	$0	$35
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	$0	$0	$0	$(228)	$0	$(228)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	29

Notes to financial statements continued

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In

30	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	31

Notes to financial statements continued

would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps. The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed

32	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	33

Notes to financial statements continued

purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

34	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	35

Notes to financial statements continued

full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

36	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$75,728	—	$(75,728)
(b)	(2,131,830)	$2,131,830	—

(a)	Reclassifications are primarily due to non-deductible reorganization costs.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts, book/tax differences in the treatment of certain securities and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) also served as the Fund’s subadvisers prior to December 7, 2009. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. The fee will be divided on a pro-rata basis, based on the assets allocated to each subadviser, from time to time.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	37

Notes to financial statements continued

Prior to December 7, 2009, Western Asset Limited provided certain advisory services to the Portfolio relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited did not receive any compensation from the Portfolio and was compensated by Western Asset for its services to the Portfolio. In turn, Western Asset paid Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation, effective September 18, 2009, through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.10%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustee’s consent.

During the year ended December 31, 2009, the Fund was reimbursed for expenses in the amount of $210.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2009, LMIS and its affiliates received sales charges of approximately $60,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$3,000	$264,000	$4,000

38	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2009, the Fund had $44,335 deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$1,943,664,305	$372,584,104
Sales	2,193,862,244	433,385,164

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$134,085,656
Gross unrealized depreciation	(15,062,466)
Net unrealized appreciation	$119,023,190

During the year ended December 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding December 31, 2008	86	$61,942
Options written	172,656	83,811,435
Options closed	(172,642)	(83,815,541)
Options exercised	(43)	(49,257)
Options expired	(57)	(8,579)
Written options, outstanding December 31, 2009	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	39

Notes to financial statements continued

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Purchased options	$(57,289)	—	—	$(34,593,647)	—	$(34,650,936)
Written options	117,489	—	—	(25,216,680)	—	(25,099,191)
Futures contracts	6,974,127	—	—	—	—	6,974,127
Swap contracts	295,873	—	$747,951	—	—	1,043,824
Forward foreign currency contracts	—	$(1,565,196)	—	—	—	(1,565,196)
Total	$7,330,200	$(1,565,196)	$747,951	$(59,810,327)	—	$(53,297,372)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$223,471	—	—	—	$223,471
Futures contracts	(8,482,691)	—	—	—	(8,482,691)
Swap contracts	(279,934)	—	$(169,599)	—	(449,533)
Forward foreign currency contracts	—	$(596,320)	—	—	(596,320)
Total	$(8,539,154)	$(596,320)	$(169,599)	—	$(9,305,073)

At December 31, 2009, the Fund did not hold any derivative instruments. During the year ended December 31, 2009, the Fund had average market values of $2,192,858, $23,333,971, $22,268,212, $32,141,063, $158,116,858, and $1,464,292 in purchased options, written options, forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy) and futures contracts (to sell), respectively, average notional balances in interest rate swap contracts of $789,000, average notional balances of $60,000 and $11,227,692 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection), respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are

40	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES*
Class A	$3,116,558	$1,852,208	$71,006
Class B	1,578,608	646,013	22,352
Class C	2,237,452	377,748	18,952
Class I	—	6,395	106
Class R**	181	13	5
Total	$6,932,799	$2,882,377	$112,421

*	For the period January 1, 2009, through September 8, 2009. Subsequent to September 8, 2009, these expenses were accrued as common portfolio expenses.

**	Class R was redeemed on July 23, 2009.

For the year ended December 31, 2009, waivers and/or reimbursements by class were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	—
Class B	—
Class C	—
Class I	$210
Total	$210

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	41

Notes to financial statements continued

6. Distributions to shareholders by class

	YEAR ENDED DECEMBER 31, 2009	YEAR ENDED DECEMBER 31, 2008
Net Investment Income:
Class A	$57,176,428	$11,162,275
Class B	7,882,333	1,708,558
Class C	7,554,981	1,580,534
Class I	200,975	43,517
Class R**	1,664	538
Total	$72,816,381	$14,495,422
Net Realized Gains:
Class A	—	$61,688,918
Class B	—	12,955,814
Class C	—	12,922,077
Class I	—	180,002
Class R**	—	1,803
Total	—	$87,748,614

**	Class R was redeemed on July 23, 2009.

7. Shares of beneficial interest

At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	7,777,497	$81,458,431	10,156,949	$139,021,836
Shares issued on reinvestment	5,382,164	55,514,138	5,140,194	67,303,964
Shares repurchased	(27,525,286)	(285,748,887)	(32,825,792)	(429,094,223)
Shares issued with merger	5,245,881	61,424,967	—	—
Net decrease	(9,119,744)	$(87,351,351)	(17,528,649)	$(222,768,423)
Class B
Shares sold	1,410,421	$14,403,131	2,273,681	$30,807,854
Shares issued on reinvestment	754,457	7,635,558	1,023,006	13,457,828
Shares repurchased	(8,803,699)	(89,178,226)	(11,462,240)	(151,657,622)
Shares issued with merger	458,583	5,296,643	—	—
Net decrease	(6,180,238)	$(61,842,894)	(8,165,553)	$(107,391,940)

42	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

	YEAR ENDED DECEMBER 31, 2009		YEAR ENDED DECEMBER 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	2,470,811	$25,247,585	2,909,727	$38,763,663
Shares issued on reinvestment	712,330	7,262,321	983,979	12,959,128
Shares repurchased	(7,911,978)	(80,554,666)	(11,633,630)	(151,082,539)
Shares issued with merger	1,465,518	16,983,273	—	—
Net decrease	(3,263,319)	$(31,061,487)	(7,739,924)	$(99,359,748)
Class I
Shares sold	158,629	$1,768,815	148,685	$2,120,866
Shares issued on reinvestment	18,390	193,798	16,172	212,196
Shares repurchased	(301,672)	(3,323,856)	(221,658)	(3,230,303)
Shares issued with merger	420,155	5,013,825	—	—
Net increase (decrease)	295,502	$3,652,582	(56,801)	$(897,241)
Class R**
Shares repurchased	(6,588)	$(71,014)	6,588	$100,000
Net increase (decrease)	(6,588)	$(71,014)	6,588	$100,000

**	Class R was redeemed on July 23, 2009.

8. Transfer of net assets

At the close of business on December 4, 2009, the Fund acquired substantially all of the assets of the Legg Mason ClearBridge Equity Income Builder Fund and the Legg Mason ClearBridge Convertible Fund (collectively, the Acquired Funds), pursuant to the Agreement and Plan of Reorganization dated August 6, 2009, and approved by shareholders of the Acquired Funds on November 24, 2009.

ACQUIRED FUNDS	SHARES ISSUED BY THE FUNDS	TOTAL NET ASSETS OF THE ACQUIRED FUNDS	TOTAL NET ASSETS OF THE FUND
Legg Mason ClearBridge Equity Income Builder Fund	3,810,040	$44,605,559	$1,769,699,428
Legg Mason ClearBridge Convertible Fund	3,780,097	44,113,149
Total	7,590,137	$88,718,708	$1,769,699,428

As part of the reorganization, for each share they held, shareholders of Legg Mason ClearBridge Equity Income Builder Fund Class A, Class C and Class I received 1.006730, 1.017534 and 0.988151 shares of the Fund’s Class A, Class C and Class I shares, respectively. Shareholders of Legg Mason ClearBridge Convertible Fund Class A, Class B, Class C and Class I received 1.188254, 1.198519, 1.201638 and 1.178643 shares of the Fund’s Class A, Class B, Class C and Class I shares, respectively.

The total net assets of the Legg Mason ClearBridge Equity Income Builder Fund and Legg Mason ClearBridge Convertible Fund on the date of the transfer were $44,605,559 and $44,113,149, respectively. The total net assets of the Legg Mason ClearBridge Equity Income Builder Fund and Legg Mason

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	43

Notes to financial statements continued

ClearBridge Convertible Fund before acquisition included unrealized appreciation of $5,427,060 and $4,631,046, accumulated net realized loss of $0 and $12,732,234 and accumulated net investment loss of $64,229 and $54,147, respectively. Total net assets of the Fund immediately after the transfer were $1,858,418,136. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2009, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$46,635,240
Net realized gain (loss)	(547,951,952)
Change in net unrealized gain (loss)	896,346,756
Increase (decrease) in net assets from operations	$395,030,044

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s accompanying Statement of Operations since the close of business on December 4, 2009.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$72,816,381	$83,141,727
Net long-term capital gains	—	19,102,309
Total distributions paid	$72,816,381	$102,244,036

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$6,305,415
Capital loss carryforward*	(854,173,842)
Other book/tax temporary differences(a)	(34,401,538)
Unrealized appreciation/(depreciation)(b)	119,023,190
Total accumulated earnings/(losses) — net	$(763,246,775)

*	As of December 31, 2009, the Fund had the following net capital loss carryforward remaining.

YEAR OF EXPIRATION	AMOUNT
12/31/2015	$(4,100,904)
12/31/2016	(218,105,646)
12/31/2017	(631,967,292)
$(854,173,842)

44	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of certain securities.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	45

Notes to financial statements continued

Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or subtransfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers,

46	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	47

Notes to financial statements continued

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

48	Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Equity Income Builder Fund (formerly Legg Mason ClearBridge Capital and Income Fund), a series of Legg Mason Partners Equity Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Equity Income Builder Fund as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2010

Legg Mason ClearBridge Equity Income Builder Fund 2009 Annual Report	49

Board approval of management agreement and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreements, pursuant to which ClearBridge Advisors, LLC provides day-to-day management of the Fund’s equity portfolio, and (until on or about December 7, 2009) Western Asset Management Company and Western Asset Management Company, Ltd. (together with ClearBridge Advisors, LLC, the “Sub-Advisers”) provide day-to-day management of the Fund’s fixed-income portfolio. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took

50	Legg Mason ClearBridge Equity Income Builder Fund

into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods

Legg Mason ClearBridge Equity Income Builder Fund	51

Board approval of management agreement and subadvisory agreements (unaudited) continued

ended June 30, 2009. The Fund performed below the median during the one-, three- and five-year periods, but performed below the median for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was lower than the Lipper category average during the third quarter. The Trustees noted that the Fund had changed its investment objective, investment policies and investment strategies and portfolio management team in August 2009. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and to improve Fund performance. Based on its review, the Board noted that it was too early to evaluate the new portfolio management team and investment strategy and generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Advisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

52	Legg Mason ClearBridge Equity Income Builder Fund

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of nine retail front-end load mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target allocation growth funds (the “Expense Universe”). This information showed that, while the Fund’s Contractual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group and higher than the average management fee paid by the other funds in the Expense Universe, the Fund’s actual total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets exceeded the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders realized economies of scale because the total expense ratio of the Fund was lower than it would have been if no breakpoints were in place. The Board also considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale, taking into consideration other efficiencies that might accrue as the Fund’s assets

Legg Mason ClearBridge Equity Income Builder Fund	53

Board approval of management agreement and subadvisory agreements (unaudited) continued

increase. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also have been appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

54	Legg Mason ClearBridge Equity Income Builder Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None
ANDREW L. BREECH
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None

Legg Mason ClearBridge Equity Income Builder Fund	55

Additional information (unaudited) continued

Information about Trustees and Officers

DWIGHT B. CRANE
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR.*
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None
FRANK G. HUBBARD
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None

56	Legg Mason ClearBridge Equity Income Builder Fund

HOWARD J. JOHNSON
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None
DAVID E. MARYATT
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None
JEROME H. MILLER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None

Legg Mason ClearBridge Equity Income Builder Fund	57

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None
JOHN J. MURPHY
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
THOMAS F. SCHLAFLY
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989) Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firm (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

58	Legg Mason ClearBridge Equity Income Builder Fund

JERRY A. VISCIONE
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	54
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	134
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason ClearBridge Equity Income Builder Fund	59

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

60	Legg Mason ClearBridge Equity Income Builder Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason ClearBridge Equity Income Builder Fund	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date	Monthly	06/29/2009	Monthly
Payable date	January - May 2009	06/30/2009	July - November 2009
Ordinary income:
Qualified dividend income for individuals	62.60%	72.85%	75.94%
Dividends qualifying for the dividends
Received deduction for corporations	56.07%	60.79%	62.21%
Interest from federal obligations	1.24%	1.24%	1.24%

Please retain this information for your records.

62	Legg Mason ClearBridge Equity Income Builder Fund

Legg Mason ClearBridge Equity Income Builder Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn Jr.*

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason ClearBridge Equity Income Builder Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE EQUITY INCOME BUILDER FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Equity Income Builder Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investors Services, LLC

Member FINRA, SIPC

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We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0420 2/10 SR10-1028

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $310,850 in 2008 and $51,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $21,900 in 2008 and $5,475 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $53,213 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees incurred in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for Legg Mason Partners Equity Trust were $0 in 2008 and $0 in 2009.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date: March 2, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date: March 2, 2010